SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         AMERICAN MEDICAL ALERT CORP.
                -----------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                 ---------------------------------------------
            (Name of Person(s) Filing Proxy Statement if other than
                                the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       (1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------


       (2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           ---------------------------------------------------------------------


       (4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------


       (5)    Total fee paid:

           ---------------------------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

           ---------------------------------------------------------------------


       (2)    Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------


       (3)    Filing Party:

           ---------------------------------------------------------------------


       (4)    Date Filed:

           ---------------------------------------------------------------------

 _________
|  AMAC   |    AMERICAN MEDICAL ALERT CORP.
|_________|
INTERACTIVE VOICE COMMUNICATIONS
     3265 Lawson Boulevard * Oceanside, NY 11572
     (516) 536-5850 * 1 (800) 645-3244 * Fax: (516) 536-5276





                            May 15, 1996




Dear Shareholder

You are  cordially  invited  to join us for the 1996
Annual Meeting of Shareholders to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211
Avenue of the Americas  (18th floor),  New York, New
York,  on  Tuesday,  June 11,  1996 at  10:30  A.M.,
Eastern Daylight Time. The matters to be acted upon at the Meeting are set out and described in the Notice of 1996 Annual Meeting of Shareholders and
Proxy Statement which accompany this letter. We request that you read both of them carefully.

We  hope  that  you  plan  to  attend  the  Meeting.
However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote.
Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the 1996 Annual
Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

Sincerely,

/s/ Howard M. Siegel

Howard M. Siegel
Chairman of the Board


IT IS IMPORTANT  THAT YOU VOTE,  SIGN AND RETURN THE
ACCOMPANYING  PROXY  CARD AS SOON  AS  POSSIBLE.  BY
DOING SO, YOU MAY SAVE THE COMPANY THE EXPENSE OF AN
ADDITIONAL SOLICITATION.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572
                                   ----------

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 11, 1996

To the Shareholders of American Medical Alert Corp.:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of American Medical Alert Corp. will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York, on Tuesday, June 11, 1996 at 10:30 A.M., Eastern Daylight Time, to consider and act upon the following matters:

          1. The election of six directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

          2. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1996; and

          3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

     The close of business on April 25, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                   By Order of the Board of Directors,

                                             JOHN ROGERS,
                                               Secretary
Oceanside, New York
May 15, 1996

- --------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE, ADDRESSED TO THE COMPANY'S TRANSFER AGENT, IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
- --------------------------------------------------------------------------------

                          AMERICAN MEDICAL ALERT CORP.
                              3265 Lawson Boulevard
                            Oceanside, New York 11572
                                ----------------

                                 PROXY STATEMENT
                                ----------------


     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of American Medical Alert Corp. ("Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1996 Annual Meeting of Shareholders ("Meeting") to be held on Tuesday, June 11, 1996, at 10:30 A.M., Eastern Daylight Time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 1996 Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of 1996 Annual Meeting of Shareholders, this Proxy Statement and the Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares of Common Stock. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 15, 1996.

     Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

     A Proxy may be revoked by a shareholder at any time before its exercise by filing with John Rogers, the Secretary of the Company at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

     The  close of  business  on April 25,  1996 has been  fixed by the Board of
Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, there were 5,708,801 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

     A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                      PROPOSAL 1
                                ELECTION OF DIRECTORS


     At the Meeting, shareholders will elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the election of Messrs. Howard M. Siegel, Wilfred L. Mossey, Myron Segal, M.D., Leonard Herz, Peter Breitstone and Eli S. Feldman (the "nominees") to serve as directors upon their nomination at the Meeting. Each of the nominees, other than Mr. Feldman, was elected by shareholders at the 1995 Annual Meeting of Shareholders and each of the nominees is a member of the current Board of Directors. In April 1996, the Board of Directors acting by unanimous written consent, increased the number of directors that constitute the Board from five to six members. In addition, Mr. Feldman was elected to fill the newly created directorship to serve until the next annual meeting of shareholders of the Company and until his successor is duly elected and qualified. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

     Set forth below is certain information with respect to each nominee:

     HOWARD M. SIEGEL, 62, has been the Company's Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and a director for more than the past five years.

     WILFRED L. MOSSEY, 59, was the Company's Executive Vice President and Secretary from April 1984 to July 1993 and a director since December 1987. He became Vice President, Homecare in July 1993 and has served in such capacity since.

     MYRON SEGAL, 72, M.D., F.A.C.S., has been a director of, and consultant to, the Company since October 1983. Effective May 2, 1994, Dr. Segal became the Company's Director of Medical Services. Prior to his retirement in 1995, Dr. Segal was Associate Medical Director of New York Blue Cross and Blue Shield and served as an Advisor to the Federal Medical Program. He is a former Associate Professor of Cardiac Surgery at the University of Miami, Florida and is a fellow of the American College of Surgeons, The American College of Chest Physicians and The American College of Cardiology.

     LEONARD HERZ, 64, has been a director of the Company since June 1993. He has been the President of Leonard Herz and Associates, a financial consulting firm since 1982. Leonard Herz and Associates is located in Denver, Colorado. Mr. Herz is a certified public accountant.

     PETER BREITSTONE, 42, has been a director of the Company since March 1994. He has been the President of Breitstone & Co., Ltd., an insurance brokerage and consulting firm located in Cedarhurst, New York, since December 1989. From 1987 to December 1989 Mr. Breitstone was Vice President of Breitstone & Co., Ltd. He is also the President of Shinecock Insurance Ltd., a company providing reinsurance. He has served in such capacity since December 1987. Mr. Breitstone has also been a practicing attorney in New York for a period in excess of five years.

     ELI S. FELDMAN, 56, has been a director of the Company since April 1996. He has been the Executive Vice President and Chief Executive Officer of Metropolitan Jewish Health Systems, a not-for-profit corporation of participating health care service entities for a period in excess of five years.

NON-DIRECTOR-SIGNIFICANT OFFICERS

     JOHN LESHER, 41, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, PA facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment.

     JOHN  ROGERS,  49,  joined the Company in 1984 as Manager of the  Emergency
Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation from 1969 through May 1984 as Installation & Service Manager.

     There is no family relationship between any of the directors and executive officers of the Company.

COMMITTEES

     The Board of Directors is responsible for the affairs and the business of the Company. During the Company's fiscal year ended December 31, 1995, the Board of Directors held three meetings. During such year, the Board of Directors acted on four occasions by unanimous written consent.

     The Board of Directors has a Stock Option Committee. The function of the Stock Option Committee is to administer the Company's employee stock option plans. During the Company's fiscal year ended December 31, 1995, the Stock Option Committee did not hold any meetings. During such year, the Stock Option Committee acted on two occasions by unanimous written consent.

     The Board of Directors has no standing Executive, Audit, Compensation or Nominating Committees.

     Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the Stock Option Committee, if a member thereof.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of the Company's 1991 Stock Option Plan ("1991 Plan"), each director of the Company receives formula grants of stock options under the 1991 Plan. The grants are made on the first Wednesday of the month following the end of each two consecutive fiscal quarters of the Company, or if such day is a holiday, the next succeeding business day. For each director who is an employee of the Company, the number of shares subject to each such grant is equal to five percent of the dollar amount of the director's aggregate salary during the two fiscal quarters immediately preceding the date of grant. For each director who is not an employee of the Company, the number of shares subject to each such grant is equal to 2,500. As formula grants under the 1991 Plan, the foregoing grants of options to directors are not subject to the determinations of the Board of Directors or the Stock Option Committee. In addition, each non-employee director receives $500 for each meeting of the Board of Directors attended.

EXECUTIVE OFFICERS

     The Executive Officers of the Company are Howard M. Siegel, Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer and Wilfred L. Mossey, Vice President, Homecare. The Other Significant Officers of the Company are, John Lesher, Vice President, Engineering, and John Rogers, Vice President, Operations and Secretary. Information regarding each of these persons is provided above.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of April 30, 1996, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and nominee, (c) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.


          Name and Address              Amount and Nature of     Percent of
          of Beneficial Owner           Beneficial Ownership      Class(1)
          -------------------           --------------------      --------

          Howard M. Siegel(2) . . .    1,404,321(3)               23.9%
          Wilfred L. Mossey(2)  . .      185,429(4)                3.2%
          Myron Segal, M.D.(2)  . .       72,500(5)                1.3%

 Name and Address              Amount and Nature of     Percent of
 of Beneficial Owner           Beneficial Ownership      Class(1)
 -------------------           --------------------      --------

Leonard Herz . . . . . . .            52,000(6)                 *
   254 Garfield Street
   Denver, Colorado  80206
Peter Breitstone  . . . .             10,000(7)                 *
   534 Willow Avenue
   Cedarhurst, NY 11516
Eli S. Feldman  . . . . .              --                       *
   c/o Metropolitan Jewish
   Health System
   6323 Seventh Avenue
   Brooklyn, NY  11220

All directors and executive
   officers as a group
   (6 persons) . . . . . .          1,724,250(8)               28.8%

- ----------------------------         ---------

(1) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) The business address of each of Messrs. Siegel, Mossey and Dr. Segal is 3265 Lawson Boulevard, Oceanside, New York 11572.

(3) Includes 173,991 shares subject to currently exercisable stock options, 19,300 shares held by Mr. Siegel as custodian for his son and 5,000 shares owned by Mr. Siegel's wife. Mr. Siegel disclaims beneficial ownership of the shares owned by his wife.

(4) Includes 53,417 shares subject to currently exercisable stock options and 1,000 shares owned by Mr. Mossey's minor child.

(5)  Includes 20,000 shares subject to currently exercisable stock options.

(6) Includes 15,000 shares subject to currently exercisable stock options and 20,000 shares subject to currently exercisable warrants.

(7)  Represents 10,000 shares subject to currently exercisable stock options.

(8)  Includes shares indicated in notes (3), (4), (5), (6) and (7).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual and long-term compensation of the Company's chief executive officer and the highest paid executive officer of the Company other than the chief executive officer (together, the "Named Executive Officers"), for services in all capacities to the Company and its subsidiaries during the Company's 1993, 1994 and 1995 fiscal years:


                                                                       Long-Term
                                  Annual Compensation               Compensation
     Name and                     -------------------               ------------
    Principal                                          Other Annual
     Position             Year    Salary      Bonus    Compensation   Options(#)
     --------             ----    ------      -----    ------------   ----------

Howard M. Siegel          1995   $134,038    $30,441          --           6,106
Chairman of the           1994    120,192     28,200          --         152,572
Board, President,         1993    107,788       --            --           5,000
Chief Executive
Officer and Chief
Financial Officer

Wilfred L. Mossey         1995   $ 80,914   $  7,610          --           3,910
Vice President,           1994     75,000       --        $  6,600(1)      9,215
Homecare                  1993     75,000       --           6,600(1)     33,678


- ------------------------------------------
(1) Automobile allowance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning options granted during the Company's 1995 fiscal year to the Named Executive Officers. All such options were granted under the 1991 Plan.

                                    Percent
                                    of Total
                                    Options
                                   Granted to    Exercise
                        Number of  Employees in   Price      Expiration
      Name              Options    Fiscal Year   Per Share   Date
      ----              -------    -----------   ---------   ----

Howard  M. Siegel       3,178(1)        3.8%      $2.8875   January 3, 2000
                        2,928(2)        3.5%      $3.4375   July 4, 2000

Wilfred  L. Mossey      2,035(1)        2.4%      $2.625    January 3, 2000
                        1,875(2)        2.2%      $3.125    July 4, 2000


- -------------------------------

(1)  These options were granted on January 4, 1995.

(2)  These options were granted on July 5, 1995.

OPTION  EXERCISES IN LAST FISCAL YEAR AND YEAR-END  OPTION VALUE

     No options were exercised during the Company's fiscal year ended December 31, 1995 by either of the Named Executive Officers. The following table contains information concerning the number and value, at December 29, 1995, of unexercised in-the-money options held by the Named Executive Officers.


                                                   Value of
                              Number of            Unexercised
                              Unexercised          in-the-Money
                              Options Held         Options Held
                              at Fiscal            at Fiscal
                              Year-End             Year-End
                              (Exercisable/        (Exercisable/
              Name            Unexercisable)       Unexercisable)(1)
            --------          --------------       -----------------

        Howard M. Siegel        412,196/0         $445,573/0

       Wilfred L. Mossey         50,866/0         $  9,938/0


- -------------------------------------
(1) Value is based on the closing bid price for the Common Stock on the National Association of Securities Dealers Automated Quotation System on December 29, 1995, the last trading day of the Company's 1995 fiscal year, minus the respective exercise prices.

COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

     The Board of Directors has no Compensation Committee or other committee performing equivalent functions. As members of the Board of Directors, each of Mr. Siegel and Mr. Mossey participated in the deliberations of the Company's Board of Directors during the Company's 1995 fiscal year concerning executive officer compensation.

STOCK OPTION PLANS

     Until 1994 the Company had in effect two stock option plans. The Incentive Stock Option Plan ("1984 Plan") was approved by the Company's Board of Directors and shareholders in 1984 and an amendment to the 1984 Plan was adopted by the Board of Directors in February 1991 and approved by the Company's shareholders in February 1992. The maximum number of shares that were issuable under the 1984 Plan was 500,000. The 1991 Stock Option Plan ("1991 Plan") was adopted by the Board of Directors in December 1991 and approved by the Company's shareholders in February 1992 and an amendment to the 1991 Plan was adopted by the Board of Directors in February 1994 and approved by the Company's shareholders in August 1994. The maximum number of shares that may be issued under the 1991 Plan is 750,000. The 1984 Plan provided for and the 1991 Plan provides for the granting of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) to employees of the Company and non-qualified stock options to nonemployee directors, consultants and advisors of the Company. The 1984 Plan did not provide for and the 1991 Plan does not provide for the granting of stock appreciation rights.

     Except with respect to formula grants, pursuant to the 1991 Plan, the exercise price of an incentive stock option granted under the 1991 Plan is determined by the Stock Option Committee but may not be less than the fair market value (as defined) per share of the Company's Common Stock on the date such option is granted; provided that the exercise price per share for such options granted to a holder of in excess of 10% of the Company's Common Stock may not be less than 110% of such fair market value. The exercise price of a non-qualified stock option granted under the 1991 Plan is determined by the Stock Option Committee. The term of each option granted may not be for more than ten years from the date the option is granted; provided that the term for options granted to a holder of in excess of 10% of the Company's Common Stock may not be for more than five years from such date.

EMPLOYMENT AGREEMENT

     The Company and Howard M. Siegel are parties to an Employment Agreement ("Agreement"), effective as of June 24, 1993, which expires on December 31, 1996. Under the terms of the Agreement, pursuant to which Mr. Siegel serves as the Company's Chairman of the Board, President and Chief Executive Officer, Mr. Siegel is paid an annual salary of $115,000 for the first year of employment, $125,000 for the second year of employment and $150,000 for the remainder of the employment term.

     In the event of his death during the term of the Agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base pay for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of 12 consecutive months, the Company may terminate the Agreement after the expiration of such period. Prior to such termination, however, Mr. Siegel shall be entitled to receive the base pay and additional compensation.

     Mr. Siegel has agreed that for the term of the Agreement and for 18 months after he ceases being an employee of the Company he will not directly or indirectly engage in any activity in the United States that is, directly or indirectly, competitive with the business conducted by the Company. Mr. Siegel has also agreed that he will not use or disclose to any third person any trade secrets or confidential information of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's executive offices and primary monitoring center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. The Company leases this space and the adjoining 8,000 square foot parking lot from Howard M. Siegel pursuant to a five-year lease which expires on December 31, 1999. The lease provides for a current base annual rent of approximately $74,600, plus certain operating expenses, subject to a 5% annual increase. The Company believes that the terms of this lease are as favorable as could be obtained from an unaffiliated third party.

     The Company purchases insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm which is owned by Mr. Peter Breitstone. The annual premiums currently paid by the Company on these policies to the various insurance carriers is approximately $155,400. The annual commission currently earned by Breitstone & Co., Ltd. is approximately $15,000 The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry.

                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                              INDEPENDENT AUDITORS

     The Board of Directors believes that it is appropriate to submit for approval by its shareholders its selection of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ended December 31, 1996. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

     On August 17, 1995, the Company's Board of Directors a p proved the dismissal of Deloitte & Touche LLP as its independent public accountants, which dismissal would take effect simultaneously with the Company s appointment of a new independent public accountant. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Deloitte & Touche LLP for either of the past two fiscal years ended December 31, 1994.

     During the Company s two most recent fiscal years ended December 31, 1994 and the subsequent interim period preceding Deloitte & Touche LLP s dismissal on August 17, 1995, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference in connection with its report concerning the Company s financial statements to the subject matter of the disagreements.

     On August 17, 1995, the Company s Board of Directors approved the proposal to engage Margolin, Winer & Evens LLP to be the Company s independent public accountants for its fiscal year ending December 31, 1995.

     A representative of Margolin, Winer & Evens LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

                               VOTING REQUIREMENTS

     Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of votes cast at the Meeting will be required to ratify the appointment of Margolin, Winer & Evens LLP as independent auditors of the Company for the fiscal year ending December 31, 1996 (Proposal 2). Abstentions and broker non-votes with respect to either matter are not considered as votes cast with respect to that matter.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSAL 2.


                                    MISCELLANEOUS

SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company not later than January 17, 1997 for inclusion in the Company's proxy statement and form of proxy for that meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all filing requirements applicable to such persons were complied with, except that during 1995, Dr. Myron Segal failed to timely file one report with respect to stock option grants during that year.

OTHER MATTERS

     Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

     All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed Proxy.

                                   By Order of the Board of Directors,

                                             JOHN ROGERS
                                               Secretary
May 15, 1996

PROXY                                                                      PROXY
- -----                                                                      -----

                          AMERICAN MEDICAL ALERT CORP.

                 (Solicited on behalf of the Board of Directors)


     The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel, Wilfred L. Mossey and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1996 Meeting of Shareholders of AMERICAN MEDICAL ALERT CORP., to be held at the offices of Parker Chapin Flattau &
Klimpl, LLP, 1211 Avenue of the Americas (18th floor), New York, New York, on Tuesday, June 11, 1996 at 10:30 A.M., Eastern Daylight Time, and at any adjournment or postponement thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR ALL LISTED NOMINEES.

1.        Election of           FOR all nominees            WITHHOLD AUTHORITY
          six Directors         listed (except as           to vote for all
                                marked to the               listed nominees
                                contrary)   [ ]             below    [ ]

Nominees: Howard M. Siegel,  Wilfred L. Mossey, Myron Segal, M.D., Leonard Herz,
          Peter Breitstone, and Eli S. Feldman.

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

                     [ ] FOR       [ ] AGAINST          [ ] ABSTAIN

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.


              PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

          Each properly executed Proxy will be voted in accordance with the specifications made on this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1996 and in accordance with their discretion on such other matters as may properly come before the meeting.



                                        Dated  _____________________, 1996


                                        __________________________________


                                        __________________________________
                                                   Signature(s)

                                        (Signature(s) should  conform  to  names
                                        as registered. For jointly owned shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)

                    PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY